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                                                                 EXHIBIT 10.16.2

                               SILICON VALLEY BANK
                           AMENDMENT TO LOAN AGREEMENT


BORROWER:         QLOGIC CORPORATION
ADDRESS:          26600 LAGUNA HILLS DRIVE
                  ALISO VIEJO, CALIFORNIA  92656


DATED AS OF:      JULY 5, 2001



           THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

           The parties agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan and Security Agreement dated July 10, 1995, as amended by that Amendment to Loan and Security Agreement dated July 5, 1996, as amended by that Amendment to Loan Agreement dated as of July 6, 1998, as amended by that Amendment to Loan Agreement dated as of July 6, 1999 and as amended by that Amendment to Loan Agreement dated as of July 6, 2000 (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

           1. AMENDED MATURITY DATE. The section of the Schedule to the Loan Agreement entitled "Maturity Date (Section 5.1)" is amended to read as follows:

           "MATURITY DATE
           (Section 5.1):                      JULY 5, 2002.


           2. MODIFIED ADDRESS. The address of the Borrower as referenced in the Loan Agreement is hereby modified to be the address of the Borrower as is set forth in the heading to this Amendment.

           3. MODIFICATION TO FINANCIAL COVENANTS. The section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to delete the financial covenant "Debt to Tangible Net Worth." Accordingly, such identified financial covenant shall no longer be of any further force or effect as of the date hereof, provided that all other remaining financial covenants shall remain in full force and effect.

           4. FACILITY FEE. Borrower shall pay to Silicon concurrently herewith a facility fee of $25,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.


           5. GENERAL PROVISIONS. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same agreement. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

QLOGIC CORPORATION                          SILICON VALLEY BANK

BY                                          BY
  ---------------------------------           ----------------------------------
     PRESIDENT OR VICE PRESIDENT
                                            TITLE
                                                --------------------------------
BY
  ---------------------------------
    SECRETARY OR ASS'T SECRETARY